UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska                 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

ITEM 1.  REPORTS TO SHAREHOLDERS

ANNUAL REPORT

Day Hagan Tactical Allocation Fund of ETFs

June 30, 2013

Day Hagan Asset Management

1000 South Tamiami Trail

Sarasota, FL 34236

1-877-329-4246

June 30, 2013

Annual Shareholder Letter

Dear Shareholder,

Whether or not one subscribes to the philosophical or political rationalizations supporting Central Bank intervention, we likely would agree that over the past year, concerted global quantitative easing policies have resulted in higher equity prices and lower bond yields.   Without question, QE has been the driver of all things financial.

This was certainly the case in the United States; but even Japan, and to a lesser extent, Europe, have benefited from substantial stimulus policies enacted by their respective governing financial institutions.

The waves of cheap money and advantageous borrowing rates for governments and corporations have served to lower interest expenses, encourage leverage, promote risk-taking and finance stock buybacks.  In the end, U.S. corporate earnings and the U.S. stock market (as represented by the S&P 500) have managed to achieve all-time highs.  Global markets have done their best to keep up.

With the premise of laissez faire having been abandoned in favor of governmental intervention, risks have been shifted.  Not lessened -- just shifted.   As risks are shifted, the delay in recognition, in our opinion, has heightened and magnified those risks.  The most glaring example has been the massive inflows in to fixed income related securities and the potential for a bear market in bonds (and significantly higher interest rates).

We can't be certain when those delayed risks will come back to exact their influence upon the markets.  That is why our strategy incorporates technical analysis in conjunction with our fundamental approach.  We attempt to stay with the trend until it reaches an extreme and reverses.

During our fiscal year from June 30, 2012 through June 30, 2013, we maintained an equity exposure that recognized the positive influences of stimulative policies, lower capital costs and artificially depressed discount rates.  We also, however, had an eye on what could have been some serious risks -- the potential exit of EU members, oil disruptions (Suez and Straits of Hormuz),  banking crises, and government shutdowns.

During the 12-month period, we tended to favor stocks over bonds, U.S. equities over international equities, smaller capitalization indexes over large cap, and value over growth.  Except for earlier in the fiscal year (during the August 2012 through September 2012 period), we remained underweight fixed income-related holdings.

As of June 30, 2013, global risks have diminished relative to early 2012 -- but haven't disappeared.  Nevertheless, we view return opportunities as continuing to be available.  It appears that, indeed, the passing of time can be healthy, and we contend that over the past year, corporate balance sheets have strengthened, consumers are now better off than they were a year ago, and confidence is improving.  We'd also posit that the financial system, after a series of stress tests and recapitalization efforts (along with improving/declining liabilities due to fewer financial insolvencies) is better funded and positioned.

We note that during a time span that included Occupy Wall Street, exit strategies from Iraq and Afghanistan, a slowdown in China, Syrian and Egyptian uprisings, domestic terrorism, natural disasters, Presidential elections, and political gridlock around the world, even these disruptions weren't enough to derail the uptrend.

Our core investment philosophy continues to rest on the foundation that our most important mandate is to protect capital and then grow it in a rational manner as opportunities present themselves.  We will continue to tactically allocate among U.S. equities, international equities, fixed income sectors, commodities, precious metals, currencies and cash using Exchange Traded funds that address major asset classes and investment styles from around the world.

Sincerely,

Donald L. Hagan, CFA

Arthur S. Day

Portfolio Manager

Portfolio Manager

1878-NLD-8/5/2013

Day Hagan Tactical Allocation Fund of ETFs
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ended June 30, 2013, as compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception***
Day Hagan Tactical Allocation Fund Class A	8.44%	6.69%	5.21%
Day Hagan Tactical Allocation Fund Class A with load	2.17%	4.61%	3.53%
Day Hagan Tactical Allocation Fund Class C	7.58%	5.85%	4.38%
Russell 3000 Total Return Index**	21.46%	18.63%	15.67%
Day Hagan Tactical Allocation Blended Index ****	11.10%	11.71%	10.51%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.26% for Class A shares and 3.01% for Class C shares per the November 1, 2012, prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

** The Russell 3000 Total Return Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
*** Inception date is October 30, 2009.

**** The Day Hagan Tactical Allocation Blended Index reflects an unmanaged portfolio of 55% of the Russell 3000 Total Return Index, 40% of the Barclays Capital U.S. Aggregate Index and a 5% cash component.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Major Index Classification		% of Net Assets
Equity Funds		85.5%
Asset Allocation Fund		5.3%
Other / Cash & Cash Equivalents		9.2%
		100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund's holdings.

Day Hagan Tactical Allocation Fund of ETFs
SCHEDULE OF INVESTMENTS
June 30, 2013

Shares		Value

	EXCHANGE-TRADED FUNDS - 90.8%
	ASSET ALLOCATION FUND - 5.3%
6,815	CurrencyShares Euro Trust *	$ 878,658

	EQUITY FUNDS - 85.5%
3,590	iShares MSCI Emerging Markets Index Fund	138,466
53,645	iShares Russell 1000 Growth Index Fund	3,902,137
36,083	iShares Russell 1000 Value Index Fund	3,023,395
24,588	iShares Russell 2000 Growth Index Fund	2,741,808
48,728	iShares Russell 2000 Value Index Fund	4,185,735
2,992	Vanguard FTSE Europe ETF	144,125
		14,135,666

	TOTAL EXCHANGE-TRADED FUNDS (Cost $14,943,141)	15,014,324

	SHORT-TERM INVESTMENTS - 9.6%
1,590,027	Fidelity Institutional Treasury Only Money Market Fund Class I, 0.01%** (Cost $1,590,027)	1,590,027

	TOTAL INVESTMENTS - 100.4% (Cost $16,533,168) (a)	$ 16,604,351
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(62,404)
	TOTAL NET ASSETS - 100.0%	$ 16,541,947

* Non-income producing security
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for Federal tax purposes is $16,533,168 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 261,379
	Unrealized Depreciation:	(190,196)
	Net Unrealized Appreciation:	$ 71,183

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

ASSETS
Investment securities:
At cost	$ 16,533,168
At value	$ 16,604,351
Receivable for Fund shares sold	2,990
Dividends and interest receivable	1,777
Prepaid expenses and other assets	7,631
TOTAL ASSETS	16,616,749

LIABILITIES
Distribution (12b-1) fees payable	24,632
Investment advisory fees payable	6,137
Due to custodian	23,978
Fees payable to other affiliates	2,056
Accrued expenses and other liabilities	17,999
TOTAL LIABILITIES	74,802
NET ASSETS	$ 16,541,947

Composition of Net Assets:
Paid in capital	$ 15,804,325
Accumulated net realized gain from investment transactions	666,439
Net unrealized appreciation on investments	71,183
NET ASSETS	$ 16,541,947

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 16,364,960
Shares of beneficial interest outstanding (a)	1,521,478
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 10.76
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 11.42

Class C Shares:
Net Assets	$ 176,987
Shares of beneficial interest outstanding (a)	16,897
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.47

(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2013

INVESTMENT INCOME
Dividends	$ 228,570
Interest	316
Securities lending income - net	431
TOTAL INVESTMENT INCOME	229,317

EXPENSES
Investment advisory fees	164,457
Distribution (12b-1) fees:
Class A	40,674
Class C	1,761
Administration fees and expenses	24,679
MFund services fees	21,446
Registration fees	20,677
Professional fees	18,758
Compliance officer fees	15,635
Custodian fees	3,840
Non 12b-1 shareholder servicing fees	3,800
Trustees fees and expenses	3,276
Printing and postage expenses	3,198
Insurance expense	1,354
Other expenses	2,362
TOTAL EXPENSES	325,917

Less: Fees waived by the Advisor	(61,590)
NET EXPENSES	264,327

NET INVESTMENT LOSS	(35,010)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	904,663
Options Written	23,718
Net realized gain from investments and options written	928,381
Net change in unrealized appreciation on:
Investments	377,626
Options Written	34,982
Net change in unrealized appreciation on investments and options written	412,608

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,340,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,305,979

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
FROM OPERATIONS
Net investment loss	$ (35,010)	$ (11,044)
Net realized gain (loss) from investments and options written	928,381	(176,663)
Distributions of realized gains by underlying investment companies	-	1,490
Net change in unrealized appreciation (depreciation) on investments
and options written	412,608	(349,801)
Net increase (decrease) in net assets resulting from operations	1,305,979	(536,018)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(28,570)	(1,432,723)
Class C	(317)	(19,778)
From net investment income:
Class A	-	(22,503)
Total distributions to shareholders	(28,887)	(1,475,004)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,956,709	2,116,315
Class C	19,300	52,400
Net asset value of shares issued in reinvestment of distributions:
Class A	27,648	1,394,464
Class C	317	19,778
Payments for shares redeemed:
Class A	(3,344,985)	(2,607,000)
Class C	(28,648)	(92,527)
Net increase (decrease) in net assets from shares of beneficial interest	(1,369,659)	883,430

TOTAL DECREASE IN NET ASSETS	(92,567)	(1,127,592)

NET ASSETS
Beginning of Year	16,634,514	17,762,106
End of Year *	$ 16,541,947	$ 16,634,514
*Includes accumulated net investment loss of:	$ -	$ (7,453)

SHARE ACTIVITY
Class A:
Shares Sold	188,822	204,663
Shares Reinvested	2,677	146,017
Shares Redeemed	(325,924)	(256,048)
Net increase (decrease) in shares of beneficial interest outstanding	(134,425)	94,632

Class C:
Shares Sold	1,790	5,145
Shares Reinvested	31	2,102
Shares Redeemed	(2,758)	(9,365)
Net decrease in shares of beneficial interest outstanding	(937)	(2,118)

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class A

	Year		Year		Year		Period
	Ended		Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010	(1)
Net asset value, beginning of period	$ 9.94		$ 11.23		$ 9.89		$ 10.00

Activity from investment operations:
Net investment income (loss)	(0.02)	(8)	(0.01)	(8)	0.02		-	(2)
Net realized and unrealized gain
(loss) from investments	0.86		(0.33)		1.46		(0.09)
Total from investment operations	0.84		(0.34)		1.48		(0.09)

Less distributions from:
Net investment income	-		(0.01)		-	(2)	(0.03)
Net realized gains	(0.02)		(0.94)		(0.14)		-
Total distributions	(0.02)		(0.95)		(0.14)		(0.03)

Paid-in-Capital From Redemption Fees	-		-		-	(2)	0.01

Net asset value, end of period	$ 10.76		$ 9.94		$ 11.23		$ 9.89

Total return (3)	8.44%		(2.62)%		15.00%		(0.80)%	(6)

Net assets, at end of period (000s)	$ 16,365		$ 16,461		$ 17,541		$ 12,735

Ratio of gross expenses to average
net assets (4)(7)	1.97%		2.00%		2.03%		2.36%	(5)
Ratio of net expenses to average
net assets (7)	1.60%		1.60%		1.60%		1.60%	(5)
Ratio of net investment income (loss)
to average net assets (7)(9)	(0.20)%		(0.06)%		0.19%		(0.14)%	(5)

Portfolio Turnover Rate	533%		297%		232%		148%	(6)

(1)	The Day Hagan Tactical Allocation Fund of ETFs Class A shares commenced operations on October 30, 2009.
(2) Amount represents less than $0.01 per share.
(3)

Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Advisor not waived a portion of the Fund's expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized for periods less than one full year.
(6) Not annualized.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8) Per share amounts calculated using the average shares method.
(9)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class C

	Year		Year		Year		Period
	Ended		Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010	(1)
Net asset value, beginning of period	$ 9.75		$ 11.11		$ 9.85		$ 10.00

Activity from investment operations:
Net investment loss	(0.10)	(8)	(0.08)	(8)	(0.05)		(0.01)
Net realized and unrealized gain
(loss) from investments	0.84		(0.34)		1.45		(0.12)
Total from investment operations	0.74		(0.42)		1.40		(0.13)

Less distributions from:
Net investment income	-		-		-	(2)	(0.02)
Net realized gains	(0.02)		(0.94)		(0.14)		-
Total distributions	(0.02)		(0.94)		(0.14)		(0.02)

Net asset value, end of period	$ 10.47		$ 9.75		$ 11.11		$ 9.85

Total return (3)	7.58%		(3.46)%		14.20%		(1.33)%	(6)

Net assets, at end of period (000s)	$ 177		$ 174		$ 222		$ 157

Ratio of gross expenses to average
net assets (4)(7)	2.72%		2.75%		2.78%		3.11%	(5)
Ratio of net expenses to average
net assets (7)	2.35%		2.35%		2.35%		2.35%	(5)
Ratio of net investment loss
to average net assets (7)(9)	(0.95)%		(0.82)%		(0.50)%		(0.89)%	(5)

Portfolio Turnover Rate	533%		297%		232%		148%	(6)

(1)	The Day Hagan Tactical Allocation Fund of ETFs Class C shares commenced operations on October 30, 2009.
(2) Amount represents less than $0.01 per share.
(3)

Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund's expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized for periods less than one full year.
(6) Not annualized.
(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8) Per share amounts calculated using the average shares method.
(9)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-two series. These financial statements include the following series: Day Hagan Tactical Allocation Fund of ETFs (the “Fund”). The Fund is registered as diversified. The Fund’s investment manager is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Manager” or “Day Hagan”).

Day Hagan Tactical Allocation Fund of ETFs commenced operations on October 30, 2009. The Fund’s investment objective is to achieve long-term capital appreciation, with current income as a secondary objective.

The Fund offers two classes of shares, Class A and Class C. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Investment Valuation —The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”), if there were no sales on that day, at its last reported current bid price; (b) debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Trustees”) using methods which include current market quotations from a major market maker in securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; (c) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees. (d) Options are valued at their closing value on the exchange they are traded on, when no closing price is available options are valued at their mean price.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are traded at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

In accordance with the Trust’s good faith pricing guidelines, the Manager is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Manager would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1

-

quoted prices in active markets for identical securities.

Level 2

-

other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk, etc.).

Level 3 -

unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2013:

(a) As of and during the year ended June 30, 2013, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.  There were transfers into and out of Level 1 and 2 during the current year presented.  It is the Fund’s policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

(b) All exchange-traded funds held in the Fund are Level 1 securities. For a detailed break-out of exchange-traded funds (ETFs) by major index classification, please refer to the Schedule of Investments.

The following amounts were transfers in/(out) of Level 2 assets:

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

Day Hagan Tactical Allocation Fund of ETFs

There were no transfers from Level 1 to Level 2. Transfers that were made out of Level 2 represent securities no longer being fair valued using observable inputs and are now being valued using quoted prices in active markets.

b)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended June 30, 2013, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of June 30, 2013, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax years (years ended June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax returns are presently in progress.

c)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)

Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)

Redemption Fees and Sales Charges (loads) - A $15 fee may be charged for redemptions made by wire.  A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended June 30, 2013, there were no redemption fees paid to the Fund and there were no CDSC fees paid to the Manager.

i)

Security Loans - The Fund has entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of income earned on invested collateral. The Fund also

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

 continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. At June 30, 2013 there were no securities on loan.

(2)

INVESTMENT TRANSACTIONS

For the year ended June 30, 2013, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

(3)

OPTIONS WRITTEN

A summary of option contracts written by the Fund during the year ended June 30, 2013 were as follows:

(4)

OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.

The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option.  The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Accounting for Options - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Manager may use options strategies, such as puts and covered calls on individual securities, as well as

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

For the year ended June 30, 2013, the Fund had a net realized gain of $23,718 on options written, subject to equity price risk and these realized gains are included in the line items marked “Net realized gain from options written” on the Statement of Operations in this shareholder report. As of June 30, 2013, the Fund had a net unrealized gain of $0 on options written.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(5)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Day Hagan acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2013, management fees of $164,457 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.35% of the Fund’s average daily net assets through October 31, 2013. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2013, the Manager waived management fees of $61,590. As of June 30, 2013, the Manager may recapture $67,901 of waived management fees no later than June 30, 2014, $67,401 no later than June 30, 2015 and $61,590 no later than June 30, 2016.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $150 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2013, the Fund incurred $21,446 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An Officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman. Currently, the Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. Effective April 1, 2013, the Chairman of the Trust’s Audit Committee will receive a quarterly fee of $100 per fund.  The fees paid to the Trustees are paid in Fund shares. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

For the year ended June 30, 2013, the Distributor received $871 in underwriter commissions from the sale of shares of the Fund.

 (6)

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following periods was as follows:

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Permanent book and tax differences primarily attributable to net operating losses and grantor trust adjustments, resulted in reclassification for the Fund for the year ended June 30, 2013 as follows: a decrease in accumulated net investment loss of $42,463 and a decrease in accumulated net realized gains from security transactions of $42,463.

(7)

UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

Day Hagan Tactical Allocation Fund of ETFs

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

The performance of the Fund may be directly affected by the performance of the iShares Russell 2000 Value Index Fund. The financial statements of the iShares Russell 2000 Value Index Fund, including the portfolio of investments, can be found at iShare’s website www.us.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Fund’s financial statements. As of June 30, 2013 the percentage of net assets invested in the iShares Russell 2000 Value Index Fund was 25.3%.

(8)

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(9)

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders of the Day Hagan Tactical Allocation Fund of ETFs and

 the Board of Trustees of the Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities of the Day Hagan Tactical Allocation Fund of ETFs, a series of shares of beneficial interest of Mutual Fund Series Trust (the "Fund"), including the schedule of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period October 30, 2009 (commencement of operations) through June 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Day Hagan Tactical Allocation Fund of ETFs, as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period October 30, 2009 through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 26, 2013

Renewal of Management Agreement with Day Hagan Asset Management

At a meeting of the Board of Trustees of Mutual Fund Series Trust (the “Trust”) on August 28, 2012, the Board considered the renewal of the Management Agreement between Day Hagan Asset Management (“Day Hagan”) and the Trust on behalf of the Day Hagan Tactical Allocation Fund of ETFs (for purposes of this section, the “Fund”).  The Trustees reviewed Day Hagan’s responses to a series of questions regarding, among other things, the investment performance of the Fund for the 1-year and since inception periods ended June 30, 2012, Day Hagan’s services to the Fund, comparative fee and expense information, and Day Hagan’s profitability from managing the Fund (“Day Hagan 15(c) Response”).  The Trustees noted that Day Hagan is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.  The Trustees did note, however, that Day Hagan receives the benefit of 12b-1 fees that are used to promote the sale of Fund shares.

As to the nature, extent and quality of the services provided by Day Hagan to the Fund, the Trustees reviewed the Day Hagan 15(c) Response and discussed with the Trust officers their experience dealing with Day Hagan personnel, including the time lines and quality of their reports to the officers.  They also discussed Day Hagan’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of Day Hagan.  The Trustees noted that Day Hagan had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as federal securities laws, and that Day Hagan reported in its 15(c) Response that no material violation of its compliance program has been detected since the last renewal of the management agreement with Day Hagan.

The Trustees considered the investment experience of Messrs. Day and Hagan, portfolio managers to the Fund, as well as the quality of the administrative services provided by Day Hagan.  The Trustees noted that there we no changes to the key professionals assigned to serve the Fund.  The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of the services provided to the Fund under the Management Agreement.

As to the Fund’s performance, the Board referred to the Day Hagan15(c) Response, which contained the Fund’s Class A shares returns for the one-year and since inception periods ended June 30, 2012, as well as comparative data with the Fund’s peer group and the Morningstar World Allocation category.  The Board noted that the Fund underperformed its peer group and Morningstar World Allocation category for the since inception period and outperformed the peer group and category for the one year period.  The Trustees discussed the adviser’s analysis of the underperformance since inception and agreed that the Fund performed reasonably well despite the Fund’s underweight in equities as a result of the model’s risk assessment.  After discussion, the Board concluded that the Fund’s performance was acceptable.

As to the costs of the services to be provided and the profits realized by Day Hagan, the Trustees reviewed Day Hagan’s analysis of its profitability and its financial condition. The Board noted that Day Hagan’s profitability from servicing the Fund since inception, as reported by the adviser, was negative.  Based on this analysis, the Trustees concluded that they were satisfied that Day Hagan’s level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared it to average of the management fees paid by the peer funds and the average of the funds in the Morningstar World Allocation category.  The Trustees noted that the Day Hagan intends to renew the expense cap arrangement currently in place. The Trustees then compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and in the World Allocation category generally.  The Trustees noted that the Fund’s management fee and expense ratio was higher than the average for its peers and the Morningstar category but the management fee was lower than those of the adviser’s similar separate accounts. The Trustees then discussed the fee in light of the adviser’s explanation that the Fund is actively managed from both an individual security and tactical allocation perspective.  The Trustees concluded that the Fund’s management fee was reasonable in light of the services the Fund receives from Day Hagan.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees noted that Day Hagan presented a specific asset level of which the adviser would be willing to consider fee breakpoints. The Trustees agreed that breakpoints may be an appropriate way for Day Hagan to share its economies of scale with the Fund and the asset level suggested by the adviser was an aggressive assessment of when economies might be realized by the adviser.  However, the Trustees recognized that the Fund had not yet reached asset levels where Day Hagan could realize any economies of scale and thus a definitive commitment regarding breakpoints was premature.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

In response to a question from a Trustee, the Trust’s President discussed the Fund’s small asset size, noting that the Fund has not grown in assets.  He then referred the Board to the description of Day Hagan’s marketing efforts contained in the Day Hagan 15(c) Response and noted the advisor’s relationships with national distribution groups.  After further discussion regarding the Fund’s size, the Board requested that a review of the progress of the Fund be made at the 2013 first quarter Board meeting.

The Board Members were assisted by independent legal counsel throughout the Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Day Hagan is in the best interests of the Fund and its shareholders.

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	22	Variable Insurance Trust since 2011
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	22	Variable Insurance Trust since 2011
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	22	Variable Insurance Trust since 2011

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/12-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	23	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

Day Hagan Tactical Allocation Fund of ETFs

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of the Day Hagan Tactical Allocation Fund of ETFs, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Day Hagan Tactical Allocation Fund of ETFs and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Day Hagan Tactical Allocation Fund of ETFs’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 – 6/30/13	Expense Ratio During Period** 1/1/13 – 6/30/13
Class A	$1,000.00	$1,042.60	$8.10	1.60%
Class C	1,000.00	1,037.70	11.87	2.35

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 – 6/30/13	Expense Ratio During Period** 1/1/13 – 6/30/13
Class A	$1,000.00	$1,016.86	$8.00	1.60%
Class C	1,000.00	1,013.14	11.73	2.35

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-329-4246 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-329-4246.

Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

MANAGER

Donald L. Hagan, LLC

also known as

Day Hagan Asset Management

1000 South Tamiami Trail

Sarasota, FL 34236

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 Easton Oval

Columbus, OH  43215

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2013	2012
Day Hagan Tactical Allocation Fund of ETFs	13,000	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2013	2012
Day Hagan Tactical Allocation Fund of ETFs	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2013 and 2012 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2013 and 2012 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 3, 2013